EXHIBIT 10.11

THE SECURITIES BEING SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of March 15, 2016, is by and between Dolphin Digital Media, Inc., a Florida corporation (the “Company”), and [*] (the “Subscriber”).

WHEREAS, the Subscriber is the holder of an outstanding promissory note of the Company, dated [*] (the “Existing Note”) in the aggregate principal amount of $[*], which is currently due and outstanding as of the date hereof (including accrued but unpaid interest), which Existing Note was issued pursuant to that certain Loan and Security Agreement, dated as of [*], by and between the Company and the Subscriber (the “Loan and Security Agreement”);

WHEREAS, the Company and the Subscriber have agreed, subject to the terms and conditions set forth herein,  to convert the aggregate principal amount of the Existing Note into shares of common stock (“Common Stock”) of the Company in order to improve the financial position of the Company (the “Conversion”);

WHEREAS, the Company and the Subscriber have agreed to execute this Agreement to evidence their agreement with respect to the Conversion and the issuance of the Subscriber Shares;

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D, as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

SECTION 1. Subscription for Subscriber; Purchase Price.

1.1 Purchase.  The Subscriber, intending to be legally bound, hereby irrevocably agrees to subscribe for the number of shares of Common Stock set forth on the signature page hereto (the “Subscriber Shares”). The parties agree that the number of Subscriber Shares has been determined in accordance with Section 1.2.  This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement.

1.2 Conversion of Existing Note; Calculation of Number of Subscriber Shares.  The number of Subscriber Shares being issued hereunder is determined in accordance with the following formula:

The aggregate amount outstanding under the Existing Note divided by $ 0.25.

Based upon the foregoing, the number of Subscriber Shares being subscribed for hereunder shall be [*].

1.3 Closing; Conditions to Closing.  Closing on the purchase and sale of the Subscriber Shares shall be consummated on such date as the Company accepts the Subscriber’s offer to purchase the Subscriber as evidenced by the Company’s counter-execution of the signature page to this Agreement, and the satisfaction of each of the conditions to closing set forth below (“Closing”). On or prior to the date of each Closing, the following shall have occurred:

(a) The Subscriber shall have delivered to the Company a dated and executed signature page to this Agreement, with all blanks required to be completed by the Subscriber properly completed;

(b) The Subscriber shall have delivered to the Company a dated completed and signed Accredited Investor Questionnaire attached as Exhibit B hereto, with all blanks required to be completed by the Subscriber properly completed;

(c) The Subscriber shall have delivered to the Company the cancelled Existing Note;

(d) The Subscriber shall have delivered to the Company an acknowledgement of release of liens, attached as Exhibit C hereto; and

(e) Any other conditions to Closing set forth in this Agreement shall have been satisfied or waived.

SECTION 2. Representations, Warranties and Covenants of Company: The Company represents and warrants to the Subscriber that:

2.1 Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Florida.  The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2.2 No Conflicts. This Agreement does not: (i) conflict with any provision of the Company’s Articles of Incorporation or Bylaws, as each may have been amended from time to time to date; or (ii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

2.3 Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

2.4 Capitalization. The authorized capital stock of the Company immediately upon the consummation of the transactions contemplated by the Subscription Agreement (assuming the conversion of all of the notes representing the Aggregate Commitment Amount (as defined in the Loan and Security Agreement) shall consist of:

(a) 5,000,000 shares of preferred stock (the “Preferred Stock”) of which:

(1)  4,000,000 shares shall have been duly designated Series B Convertible Preferred Stock, all of which 3,300,000 are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof;

(2) 1,000,000 shares shall have been duly designated Series C Convertible Preferred Stock, all of which shall be duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof;

(b) 400,000,000 shares shall have been duly designated as Common Stock, of which 94,548,352 shares are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof; and

(c) 28,000,000 shares of Common Stock shall have been duly reserved for issuance upon exercise of warrants, and 62,700,000 shares of Common Stock shall have been duly reserved for issuance upon conversion of Preferred Stock.

SECTION 3. Representations, Warranties and Covenants of Subscriber.  Subscriber represents and warrants to the Company that:

3.1 Own Account. The Existing Notes and the Subscriber Shares that the Subscriber would acquire upon conversion have been (or would be) acquired solely for its, his or her account and are not being (or would not be) purchased with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or related laws and regulations or any other applicable securities laws of any other jurisdiction (collectively, the “Securities Laws”).  The Subscriber will not resell or offer to resell the Common Stock except in accordance with the terms of the Bylaws of the Company and in compliance with all applicable Securities Laws.

3.2 Organization and Standing of Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

3.3 Authorization and Power. The Subscriber has all requisite authority (and in the case of an individual, the capacity) to purchase the Subscriber Shares, and enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder and thereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the Subscriber.

3.4 No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s charter documents or bylaws or other organizational documents (if the Subscriber is not an individual) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties. The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Subscriber Shares in accordance with the terms hereof.

3.5 Residence. The Subscriber is a resident of the state set forth on the signature page hereto and is not acquiring the Subscriber Shares as a nominee or agent otherwise for any other person.

3.6 No Reliance. The Subscriber confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Subscriber Shares.  It is understood that information and explanations related to the terms and conditions of the Subscriber Shares provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Subscriber Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Subscriber in deciding to invest in the Subscriber Shares.  The Subscriber acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Subscriber Shares for purposes of determining the undersigned's authority to invest in the Subscriber Shares.

3.7 Investment Experience.

(a)   The Subscriber has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Subscriber Shares. The Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in Company.

(b) The Subscriber has had access to the legal, financial, tax and accounting information concerning the Company and the Subscriber Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Subscriber Shares.

(c) The Subscriber understands that neither the Subscriber Shares that the Subscriber is acquiring upon conversion of the Existing Note have not and will not be registered under the Securities Laws.  The Subscriber understands that it, he or she has no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration of the Subscriber Shares under the Securities Laws.

(d) The Subscriber represents that the Subscriber is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act, which definition is attached as Exhibit A hereto and has accurately completed the Accredited Investor Questionnaire attached as Exhibit B hereto.  The Subscriber also represents that the Subscriber has not been organized for the purpose of acquiring the Subscriber Shares.

(e) The Subscriber is aware that the Subscriber will have to make the payment of the Purchase Price through the surrender of the Existing Note.  The Subscriber can bear the economic risk of losing its entire investment in the Company without impairing the Subscriber’s ability to provide for itself, himself or herself and/or his or her family (as applicable) in the same manner that the Subscriber would have been able to provide prior to making an investment in the Company.

3.8 Confidentiality. The Subscriber understands and hereby acknowledges and agrees that all of the information appearing herein and otherwise provided to the Subscriber in connection with the purchase of the Subscriber Shares made hereby is confidential and that the Subscriber and the Subscriber’s representatives and agents may not disclose such information to any person that is not a party to the transactions contemplated hereby.

3.9 No General Solicitation. The Subscriber acknowledges that neither the Company nor any other person offered to sell the Subscriber Shares to it by means of any form of general solicitation or advertising, including but not limited to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

3.10 Legend. The Subscriber understands that the Subscriber Shares to be purchased by it, him or her will be “restricted securities” as that term is defined in Rule 144 under the Securities Act and that the certificate(s), if any, representing the Subscriber Shares will bear a restrictive legend thereon in substantially the form that appears below:

“THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR OTHER SIMILAR SECURITIES LAW.”

3.11 Additional Information. The Subscriber agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the issuance of the Subscriber Shares.

3.12 Survival. The Subscriber understands that all representations and warranties and agreements hereunder shall survive execution and delivery of this Subscription Agreement and the issuance of the Subscriber Shares.

SECTION 4. Indemnification. The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, attorneys, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or its successor or any such person which results, arises out of or is based upon any material misrepresentation by such Subscriber in this Agreement or in any Exhibits attached hereto, or other agreement delivered pursuant hereto.

SECTION 5. Amendments.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber.  No waiver of any provision this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 6. Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 7. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 8. Governing Law.  This Agreement and any disputes or claims arising out of or in connection with its subject matter shall be governed by and construed in accordance with the laws of the State of Florida without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply. The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida.  THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

SECTION 9. Notices. All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties and their respective addresses as follows:

to the Company, at:

2151 LeJeune Road
Suite 150-Mezzanine
Coral Gables, FL 33134
United States
Attention:  William O’Dowd
Facsimile: + 1 (305) 774-0405
E-mail:  billodowd@dolphindigitalmedia.com

to Subscriber at:

[*]
Attention: [*]
Facsimile:  [*]
E-mail:       [*]

or to such address of which either party may subsequently give notice. All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties at their respective addresses shown beneath their signatures hereto.  All such notices, requests, demands and communications described above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by reputable overnight courier service, one business day after its delivery to such courier service with all charges prepaid (or charged to the account of the sender) and with receipt confirmed (by a record of receipt maintained) by such overnight courier, (iii) if delivered by United States mail upon the earlier of actual receipt and three business days after deposit, registered or certified mail, return receipt requested, with proper postage prepaid, (iv) if delivered by facsimile, upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by electronic transmission, upon transmission.

SECTION 10. Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one instrument.  Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

SECTION 11. Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein; and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters.

SECTION 12. Fees and Expenses.  Except as set forth in the Bylaws of the Company, each party hereto shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

SECTION 13. Parties.  This Agreement is made solely for the benefit of and is binding upon the Company and the Subscriber, and no other person or entity shall acquire or have any right under or by virtue of this Agreement.

SECTION 14. Assignment.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.  This Agreement and the rights of the Subscriber hereunder may be assigned by Subscriber only with the prior written consent of the Company.  The Company may not assign this Agreement without the written consent of the Subscriber.

SECTION 15. Further Assurances.  Each party agrees to cooperate fully with the other party hereto and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by the other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Signature pages follow]

The Subscriber hereby agrees to purchase [*] shares of Common Stock in consideration of the payment in full of the Existing Note. Entered into as of the day and year below written:
Date: March 15 ,2016	Subscriber [*]

By:
Name: [*] Title: [*] Address: [*]

           IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

DOLPHIN DIGITAL MEDIA, INC

By: ________________________________
       Name: William O’Dowd IV
       Title: Chief Executive Officer